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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated August 11, 1998, included in this Form 8-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-37505 and 333-09205).



                                     ARTHUR ANDERSEN LLP



Tulsa, Oklahoma
August 18, 1998